AAL AGGRESSIVE GROWTH PORTFOLIO
AAL EQUITY INCOME PORTFOLIO
AAL MONEY MARKET PORTFOLIO
Series of
AAL VARIABLE PRODUCT SERIES FUND, INC.
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

VOTING INSTRUCTION FORM FOR
SPECIAL MEETING OF SHAREHOLDERS
To Be Held on April 2, 2003

      The undersigned hereby appoints John O. Gilbert, Pamela J. Moret, Lawrence W. Stranghoener, James H. Abitz, James E. Nelson, Brett L. Agnew and John C. Bjork or any of them true and lawful proxies, with power of substitution, to represent and vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 at 8:30 a.m. on April 2, 2003, or at any adjournments thereof, on the matters set forth and described in the accompanying Notice of Special Meeting and Combined Proxy Statement/Prospectus. Receipt of the Notice of Special Meeting and Combined Proxy Statement/Prospectus is hereby acknowledged. The Board of Directors recommends a vote "For" each proposal.

      Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.

                                                        VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
                                                        VOTE VIA THE TELEPHONE:  1-800-597-7836
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                                                        CONTROL NUMBER: 999 9999 9999 999
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                                                        Note:  Please  sign  exactly  as  your  name  appears  on this voting  instruction  form. If shares are held jointly,  either
                                                        holder  may  sign.   If  a  corporation   holds   shares,   an
                                                        authorized officer should sign.

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                                                        Signature

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                                                        Signature of joint owner, if any

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                                                        Date

Portfolio
[AAL Aggressive Growth Portfolio]
[AAL Equity Income Portfolio]
[AAL Money Market Portfolio]

BE SURE TO VOTE YOUR SHARES ON THE REVERSE SIDE

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AAL SERIES FUND, INC.

WHEN THIS VOTING INSTRUCTION FORM IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE ON THIS FORM. YOU MUST MARK THE BOX "ABSTAIN" IF YOU WISH TO ABSTAIN. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example [X]

1.              To approve the Agreement and Plan of Reorganization, attached to the
                Combined Proxy Statement/Prospectus for the Meeting, whereby (a) all of the assets of your AAL Portfolio will be transferred to a comparable LB Portfolio in exchange for the LB Portfolio's shares of equal value; (b) the stated accrued and unpaid liabilities of your AAL Portfolio will be assumed by a comparable LB Portfolio; (c)
                the AAL Portfolio will distribute pro rata to its shareholders, in complete liquidation, the shares of the corresponding LB Portfolio received in exchange for its net assets; and (d) the AAL Portfolios will cease to exist.

                                                                        For             Against           Abstain
                      [AAL Aggressive Growth Portfolio]                 [ ]               [ ]               [ ]
                      [AAL Equity Income Portfolio]                     [ ]               [ ]               [ ]
                      [AAL Money Market Portfolio]                      [ ]               [ ]               [ ]

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION FORM TODAY!